Key management compensation and related party transactions	12 Months Ended
Oct. 31, 2022
Disclosure of transactions between related parties [abstract]
Key management compensation and related party transactions [Text Block]

18. Key management compensation and related party transactions

The Company reports the following related party transactions:

(a) Key management compensation

Key management personnel are persons responsible for planning, directing and controlling activities of the Company, including officers and directors. Compensation paid or payable to these individuals (or companies controlled by such individuals) are summarized as follows:

	2022	2021	2020
Professional, other fees, and salaries	$133,517	$107,201	$17,517
Stock-based compensation	-	227,500	-
	$133,517	$334,701	$17,517

During the year ended October 31, 2022, key management were not awarded any options. During the year ended October 31, 2021, the Company awarded 5 million stock options to key management as part of the total 9.5 million stock options issued (2020 - nil).

(b) Trade payables and other liabilities

In 2021, the Company reversed certain amounts totalling $422,982 due to the payables being statute barred. These balances carried forward from prior years and the Company derecognized these balances during the year ended October 31, 2021. Included in accounts payable is $5,650 CDN (USD - $4,139) payable to a corporation controlled by an officer of the Company as at October 31, 2022 (2021 - $nil).

(c) Convertible debentures

In January 2018, the CEO of the Company subscribed for a convertible debenture of $150,000 CDN ($114,086 USD). As at October 31, 2022, $nil CDN ($nil USD) (October 31, 2021 - $9,483 CDN, $7,657 USD) in loan principal remains outstanding.